[The American Funds Group(r)]

The Growth Fund of America

(Photograph of garden)

Semi-Annual Report
for the six months ended
February 29, 2000



The Growth Fund of America(r) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.




Results at a Glance  (through 2/29/00)

                                                                 Average annual
                                          Total returns          compound returns
6 months                                  +41.3%                 -
12 months                                 +59.8                  -
5 years                                   +289.8                 +31.3%
10 years                                  +586.3                 +21.2
Lifetime (since 12/1/73)                  +9,341.0               +18.9

All figures assume reinvestment of distributions.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 2000 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge for Class A shares at the beginning of the stated periods - 10 years: +553.49%, or +20.65% a year; 5 years: +269.36%, or +29.86% a year; 12 months: +52.36%. Sales charges are lower for accounts of $25,000 or more.

There are two ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.



Fellow Shareholders:

We are pleased to report that the exceptional gains achieved by The Growth Fund of America in fiscal 1999 continued in the first half of our 2000 fiscal year. For the six months ended February 29, the value of your shares increased 41.3% if you reinvested the dividend of $0.045 a share and capital gain distribution of $3.195 paid in December. This brings the total increase since the start of our 1999 fiscal year to more than 100%.

While it is gratifying to be able to convey this extraordinarily good news about your holdings, we should emphasize that the pace at which share values have been rising is clearly unsustainable. We have been fortunate to participate in an unusually sharp, well-publicized advance among technology-related stocks. However, the law of gravity has not been repealed. The market environment for these securities is bound to change, and may, in fact, already be starting to do so. We would remind you that growth investing can involve considerable volatility. The risks can be managed but not eliminated. Therefore, we encourage you to maintain a long-term perspective toward your holdings.

                                                                                                Average annual
                                                 Total returns                                  compound returns
                                                 6-month                12-month                for fund's lifetime
                                                 (9/1/99-2/29/00)       (3/1/99-2/29/00)        (12/1/73-2/29/00)*
The Growth Fund of America                       +41.3%                 +59.8%                  +18.9%
S&P 500                                          + 4.1                  +11.7                   +14.8
Lipper Capital Appreciation Funds Index          +33.4                  +48.8                   +15.5
Lipper Growth Funds Index                        +21.1                  +29.7                   +14.3
Lipper Multi-Cap Growth Funds Index              +51.9                  +67.0                   +16.5

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.


Our Benchmarks

The Growth Fund of America's results for the first half of fiscal 2000 outpaced the unmanaged Standard & Poor's 500 Composite Index by the widest margin for any fiscal half-year in the 26 years that the fund has been managed by Capital Research and Management Company. The S&P 500 was up just 4.1% on a reinvested basis. That modest gain was generated primarily by technology stocks; most securities in the S&P 500 declined.

Meanwhile, the Lipper Growth Funds and Capital Appreciation Funds indexes recorded total returns of 21.1% and 33.4%, respectively, for the six months. These broad categories roughly match the funds' stated investment objectives. Recently, Lipper, a leading mutual fund tracking service, divided U.S. equity funds into additional categories based on their portfolio holdings. The Growth Fund of America is part of the new Multi-Cap Growth Funds Index, which recorded a gain of 51.9% during the period.


Our Portfolio

Among securities held in The Growth Fund of America's portfolio for the entire six months, 97 rose and 82 went down in price. The decliners included food and tobacco stocks and a number of issues that are representative of what is now often called the "old" economy.


[Begin Sidebar]
Largest Equity Holdings  Percent of
                         net assets

3Com                     3.49%
Time Warner              3.32
Texas Instruments        3.22
PMC-Sierra               3.14
Viacom                   2.53
Applied Materials        2.03
Micron Technology        2.03
News Corp.               1.92
KLA-Tencor               1.79
Corning                  1.63
[End Sidebar]

Most of the stocks that advanced are in an area that is sometimes referred to as T.M.T.- technology, media and telecommunications. These three industries, which are becoming increasingly interrelated, dominate the list of our 10 largest holdings and together constitute about half of our equity investments. Many of our tech stocks were driven upward by strong demand for advanced electronic technologies. This demand has been fueled largely by the explosive growth of the Internet. We own shares in several companies that supply Internet hardware or software. One of the more significant of these is Oracle, a major software provider, which rose 307% for the period. One of the few high-tech holdings that did not go up was Microsoft (-3%).

The fund's investments in the biotech industry - including Celera Genomics, Affymetrix and Millennium Pharmaceuticals - did especially well; all three of those stocks were up more than 200%. (After the close of the reporting period, they fluctuated widely.) Biotechnology began recapturing the attention of the investment community this past winter for two reasons: increased publicity given to research on the decoding of the human genome; and growing interest among pharmaceutical companies in acquiring or partnering with small biotech firms.

The fund's investments in the media industry also did very well. Two of our largest positions in that industry are News Corp. (+95%) and Time Warner, which gyrated in price following the announcement of its acquisition by America Online and closed the period with a gain of 44%.

Among companies involved with the communications industry, two of our more substantial holdings are Corning, which produces fiber-optic glass and components, and 3Com, developer of the Palm Pilot. These two stocks rose 183% and 295%, respectively.


Investing Outside North America

In February, The Growth Fund of America's board of directors voted to give the fund the flexibility to invest up to 15% of net assets in the stocks of companies that are domiciled outside the United States and Canada and not included in the S&P 500. Previously the fund had been limited to investing no more than 10% outside the United States. This change will be helpful as we pursue investment opportunities in many important, rapidly growing firms in other countries.

In exploring these opportunities, we will continue drawing on the resources of Capital Research and Management Company's investment intelligence network, which employs more than 100 analysts and portfolio counselors based on three continents. These investment professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies. We believe this extensive research effort gives The American Funds Group, which includes The Growth Fund of America, an important competitive edge.

Cordially,

/s/James F. Rothenberg   /s/James E. Drasdo
James F. Rothenberg      James E. Drasdo
Chairman of the Board    President
April 17, 2000


The Growth Fund of America, Inc.
Investment Portfolio, February 29, 2000
Unaudited

Largest Industry Holdings
Electronic Components                                                           23.99%
Broadcasting & Publishing                                                       12.77%
Data Processing & Reproduction                                                   9.50%
Health & Personal Care                                                           9.44%
Electronic Instruments                                                           5.97%
Bonds & Notes                                                                    0.08%
Cash & Equivalents                                                              12.46%
Other Industries                                                                25.79%


                                                                                               Market   Percent
                                                                                                Value    of Net
Equity Securitites (Common and Preferred Stocks)                               Shares           (000)    Assets
-----------------------------------------------                                ------          ------    ------
ELECTRONIC COMPONENTS  -  23.99%
Texas Instruments Inc.                                                       6,431,600      $1,070,861      3.22
PMC-Sierra, Inc.(1)                                                          5,413,200       1,045,086      3.14
Micron Technology, Inc.(1)                                                   6,892,100         675,857      2.03
Corning Inc.                                                                 2,877,900         541,045      1.63
Vitesse Semiconductor Corp.(1)                                               4,600,000         477,538      1.43
Intel Corp.                                                                  3,750,000         423,750      1.27
LSI Logic Corp.(1)                                                           6,000,000         384,375      1.15
Redback Networks Inc. (1)                                                    1,225,000         365,662      1.10
Analog Devices, Inc.(1)                                                      2,033,333         319,233       .96
Microchip Technology Inc.(1)(2)                                              4,012,500         250,530       .75
Linear Technology Corp.                                                      2,327,000         244,190       .73
Adaptec, Inc.(1)                                                             5,100,000         209,100       .63
Rohm Co., Ltd. (Japan)                                                         600,000         194,543       .59
Applied Micro Circuits Corp. (1)                                               675,600         185,832       .56
Altera Corp.(1)                                                              2,300,000         183,425       .55
Sanmina Corp.(1)                                                             1,550,000         181,447       .55
Murata Manufacturing Co., Ltd. (Japan)                                         875,000         166,485       .50
Jabil Circuit, Inc.(1)                                                       2,026,100         140,687       .42
Taiwan Semiconductor Manufacturing Co. Ltd.
 (Taiwan)(1)                                                                20,910,000         137,215       .41
Solectron Corp.(1)                                                           1,942,000         127,201       .38
Seagate Technology(1)                                                        2,500,000         124,687       .37
Maxim Integrated Products, Inc.(1)                                           1,800,000         120,263       .36
Motorola, Inc.                                                                 625,500         106,648       .32
Cypress Semiconductor Corp. (1)                                              2,050,000          93,531       .28
Quantum Corp. - DLT & Storage Systems
 (formerly Quantum Corp.) (1)                                                4,800,000          49,800
Quantum Corp. -
 Hard Disk Drive (formerly Quantum Corp.) (1)                                2,100,000          16,538       .20
Dallas Semiconductor Corp.                                                   1,600,000          64,600       .20
SCI Systems, Inc.(1)                                                         1,108,800          44,629       .14
Fairchild Semiconductor Corp., Class A (1)                                   1,050,000          39,638       .12

BROADCASTING & PUBLISHING  -  12.77%
Time Warner Inc.                                                            12,939,600       1,106,336      3.32
Viacom Inc., Class B (1)                                                    13,500,000         752,625
Viacom Inc., Class A (1)                                                     1,629,400          90,228      2.53
News Corp. Ltd., preferred (ADR) (Australia)                                 6,353,750         319,673
News Corp. Ltd. (ADR)                                                        5,450,000         317,803      1.92
AT&T Corp. - Liberty Media Group, Class A (1)                                7,114,400         371,727      1.12
Nippon Television Network Corp. (Japan)                                        177,760         245,744       .74
AMFM Inc.(1)                                                                 3,950,000         242,431       .73
Fox Entertainment Group, Inc., Class A (1)                                   8,606,400         226,456       .68
USA Networks Inc.(1)                                                         7,040,000         157,960       .48
CBS Corp.(1)                                                                 2,625,427         156,377       .47
Chris-Craft Industries, Inc.(1)                                              1,254,540          82,564       .25
Cablevision Systems Corp., Class A (1)                                         900,000          57,769       .17
UnitedGlobalCom, Inc., Class A (1)                                             426,700          44,590       .13
Clear Channel Communications, Inc. (1)                                         500,000          33,312       .10
Sinclair Broadcast Group, Inc., Class A (1)                                  2,230,000          21,185       .06
BHC Communications, Inc., Class A(1)                                            62,840          10,023       .03
E.W. Scripps Co., Class A                                                      150,000           6,469       .02
Ziff-Davis Inc. (1)                                                            331,200           6,293       .02

DATA PROCESSING & REPRODUCTION  -  9.50%
3Com Corp.(1)                                                               11,850,000       1,161,300      3.49
Computer Associates International, Inc.                                      6,075,000         390,698      1.17
Oracle Corp.(1)                                                              4,450,000         330,413       .99
PeopleSoft, Inc.(1)                                                         13,400,000         277,212       .83
Cadence Design Systems, Inc. (1)                                            12,150,000         242,241       .73
Fujitsu Ltd. (Japan)                                                         4,000,000         132,788       .40
Lexmark International Group, Inc., Class A (1)                               1,000,000         119,250       .36
Microsoft Corp.(1)                                                           1,300,000         116,188       .35
International Business Machines Corp.                                          600,000          61,200       .18
MMC Networks, Inc. (1)                                                       1,500,000          59,531       .18
Storage Technology Corp.(1)                                                  4,400,000          56,100       .17
Gateway, Inc. (1)                                                              811,000          55,756       .17
National Computer Systems, Inc.                                              1,244,400          49,465       .15
Autodesk, Inc.                                                                 901,000          40,263       .12
Dell Computer Corp. (1)                                                        800,000          32,650       .10
Compaq Computer Corp.                                                        1,000,000          24,875       .07
BMC Software, Inc.(1)                                                          300,000          13,800       .04

HEALTH & PERSONAL CARE  -  9.44%
Pfizer Inc                                                                  13,050,000         419,231      1.26
Cardinal Health, Inc.                                                        8,055,000         332,269      1.00
Guidant Corp. (1)                                                            4,400,000         296,450       .89
Millennium Pharmaceuticals, Inc. (1)                                         1,050,000         273,131       .82
American Home Products Corp.                                                 5,000,000         217,500       .65
Forest Laboratories, Inc.(1)                                                 2,800,000         191,275       .57
Sepracor Inc.(1)                                                             1,754,800         177,893       .53
AstraZeneca PLC (United Kingdom)                                             3,750,000         123,956
AstraZeneca PLC (ADR)                                                          380,000          12,587       .41
Biogen, Inc.(1)                                                              1,200,000         129,525       .39
Celera Genomics  (1)                                                           528,800         129,027       .39
Elan Corp., PLC (ADR) (Ireland)(1)                                           2,700,000         111,038       .33
Amgen Inc.(1)                                                                1,500,000         102,281       .31
Medlmmune, Inc. (1)                                                            500,000          99,250       .30
Gilead Sciences, Inc. (1)                                                    1,200,000          91,800       .28
Pharmacia & Upjohn, Inc.                                                     1,865,000          88,821       .27
Transkaryotic Therapies, Inc.(1) (3)                                         1,000,000          50,125       .15
Amylin Pharmaceuticals, Inc. (1)(3)(4)                                       3,000,000          38,475       .11
Genentech, Inc. (1)                                                            198,800          38,344       .11
IDEXX Laboratories, Inc.(1)                                                  1,200,000          35,475       .11
Warner-Lambert Co.                                                             400,000          34,225       .10
Becton, Dickinson and Co.                                                    1,000,000          31,062       .09
SICOR Inc. (1)                                                               1,894,702          18,829
SICOR Inc. (1) (3)                                                           1,125,000          11,180       .09
Guilford Pharmaceuticals, Inc.(1)                                              900,000          29,812       .09
Omnicare, Inc.                                                               2,400,000          22,050       .07
Avon Products, Inc.                                                            713,500          19,309       .06
Medtronic, Inc.                                                                360,000          17,438       .05

ELECTRONIC INSTRUMENTS  -  5.97%
Applied Materials, Inc.(1)                                                   3,700,000         676,869      2.03
KLA - Tencor Corp.(1)                                                        7,650,000         596,222      1.79
Affymetrix, Inc. (1)(3)                                                      1,000,000         289,625       .87
PE Biosystems Group                                                          2,429,600         256,323       .77
ADVANTEST CORP. (Japan)                                                        500,000          90,586       .27
Teradyne, Inc.(1)                                                              900,000          78,300       .24

ELECTRICAL & ELECTRONICS  -  4.54%
Nortel Networks Corp. (Canada)                                               3,422,240         381,580      1.15
Cisco Systems, Inc.(1)                                                       2,700,000         356,906      1.07
Juniper Networks, Inc. (1)                                                   1,050,000         288,028       .87
Telefonaktiebolaget LM Ericsson,
Class B (ADR) (Sweden)                                                       2,000,000         192,000       .58
NEC Corp. (Japan)                                                            6,000,000         133,970       .40
Nokia Corp., Class A (ADR) (Finland)                                           570,000         113,038       .34
Lucent Technologies Inc.                                                       412,500          24,544       .07
Corvis, Series H,
 convertible preferred (1) (3) (4)                                             248,355          20,000       .06

BUSINESS SERVICES  -  3.24%
Cendant Corp.(1)                                                            18,521,900         329,921       .99
FDX Corp. (1)                                                                4,700,000         164,206       .49
Flextronics International Ltd.
(USA --- Incorporated in Singapore) (1)                                      2,600,000         158,275       .48
Robert Half International Inc. (1)                                           1,791,800          75,704       .23
United Parcel Service, Inc., Class B                                         1,258,800          68,762       .21
Waste Management, Inc.                                                       3,229,100          48,437       .15
Allied Waste Industries, Inc. (1)                                            7,250,000          40,781       .12
Snyder Communications, Inc. (1)                                              1,500,000          36,375       .12
Snyder Communications, Inc.-Circle.com (1)                                     250,000           2,359
Sabre Group Holdings, Inc., Class A (1)                                        900,000          36,113       .11
Paychex, Inc.                                                                  690,000          34,543       .10
ServiceMaster Co.                                                            1,700,000          18,700       .06
Concord EFS, Inc.(1)                                                           875,000          17,117       .05
Galileo International, Inc.                                                  1,000,000          17,000       .05
Apollo Group, Inc., Class A (1)                                                700,000          15,969       .04
United Rentals, Inc. (1)                                                     1,000,000          15,625       .04

HEALTH CARE PROVIDERS & SERVICES  -  2.09%
Columbia/HCA Healthcare Corp.                                               21,596,800         417,088      1.25
WellPoint Health Networks Inc. (1)                                           2,145,100         144,794       .43
Universal Health Services, Inc., Class B (1)                                 1,450,000          56,369       .17
Cintas Corp.                                                                 1,223,000          48,844       .15
Quintiles Transnational Corp.(1)                                             1,000,000          29,687       .09

LEISURE & TOURISM  -  1.88%
Starbucks Corp.(1)                                                           6,100,000         214,263       .64
Seagram Co. Ltd. (Canada)                                                    3,010,000         176,837       .53
SFX Entertainment, Inc., Class A (1)                                         3,000,000         115,500       .35
Carnival Corp.                                                               2,362,000          68,055       .21
Harrah's Entertainment, Inc. (1)                                             2,600,000          49,725       .15

FINANCIAL SERVICES  -  1.80%
Fannie Mae                                                                   7,131,700         377,980      1.14
Capital One Financial Corp.                                                  2,050,000          75,466       .23
SLM Holding Corp.                                                            1,880,000          58,867       .17
Providian Financial Corp.                                                      700,000          45,369       .14
Household International, Inc.                                                1,300,000          41,519       .12

TRANSPORTATION: AIRLINES  -  1.66%
Southwest Airlines Co.                                                      13,140,518         242,278       .73
AMR Corp.(1)                                                                 3,279,100         173,383       .52
Continental Airlines, Inc., Class B (1)                                      2,882,000          91,143       .27
Delta Air Lines, Inc.                                                        1,030,000          46,994       .14

ENERGY SOURCES  -  1.04%
Suncor Energy Inc. (Canada)                                                  1,900,000          72,291       .22
Devon Energy Corp.                                                           1,750,000          65,187       .19
EOG Resources Inc.                                                           3,800,000          57,950       .17
Pogo Producing Co.                                                           1,994,400          46,120       .14
Shell Canada Ltd., Class A (Canada)                                          1,949,800          34,943       .10
Enterprise Oil PLC (United Kingdom)                                          6,500,000          32,588       .10
Talisman Energy Inc. (Canada)(1)                                             1,067,700          27,613       .09
Petro-Canada (Canada)                                                          600,000           8,437       .03

MERCHANDISING  -  0.94%
Limited Inc.                                                                 3,360,000         114,240       .34
Lowe's Companies, Inc.                                                       2,050,000          97,631       .29
Albertson's, Inc.                                                            2,698,500          66,113       .20
Lands' End, Inc. (1)                                                           650,000          21,572       .07
Circuit City Stores, Inc. - Circuit City Group                                 200,000           8,075       .03
Consolidated Stores Corp. (1)                                                  392,200           4,412       .01

BEVERAGES & TOBACCO  -  0.92%
Philip Morris Companies Inc.                                                11,150,000         223,697       .67
PepsiCo, Inc.                                                                2,250,000          72,563       .22
R.J. Reynolds Tobacco Holdings, Inc.                                           641,666          11,550       .03

DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.89%
MCI WorlCom, Inc. (1)                                                        2,034,900          90,808       .27
Teleglobe Inc. (Canada)                                                      3,045,000          77,949       .24
AT&T Corp.                                                                   1,500,000          74,156       .22
Sprint FON Group                                                               500,000          30,500       .09
Rhythms NetConnections Inc. (1)                                                650,000          23,197       .07

INSURANCE  -  0.78%
XL Capital Ltd., Class A
 (Incorporated in Bermuda)                                                   3,090,800         124,984       .38
Protective Life Corp.                                                        2,920,000          64,240       .19
Mercury General Corp.                                                        1,275,000          28,927       .09
MGIC Investment Corp.                                                          600,000          22,425       .07
American International Group, Inc.                                             200,000          17,688       .05

WIRELESS TELECOMMUNICATION SERVICES  -  0.75%
NTT Mobile Communications Network, Inc.
 (Japan)(1)                                                                      5,000         201,455       .61
Crown Castle International Corp.(1)                                          1,500,000          48,375       .14

BANKING  -  0.47%
Bank of America Corp.                                                        1,100,000          50,669       .15
Washington Mutual, Inc.                                                      2,184,000          48,321       .15
Charter One Financial, Inc.                                                  1,750,000          27,562       .08
Wells Fargo & Co.                                                              779,100          25,759       .08
FleetBoston Financial Corp.
(formerly Fleet Financial Group, Inc.)                                         171,738           4,680       .01

CHEMICALS  -  0.45%
Monsanto Co.                                                                 2,414,400          93,709       .28
Millennium Chemicals Inc.                                                    1,425,000          19,950       .06
Air Products and Chemicals, Inc.                                               700,000          18,025       .05
A. Schulman, Inc.                                                              965,625          12,794       .04
International Flavors & Fragrances Inc.                                        162,800           4,884       .02

FOOD & HOUSEHOLD PRODUCTS  -  0.43%
Nabisco Group Holdings Corp.                                                 6,550,000          56,494       .17
Keebler Foods Co.                                                            1,900,000          48,212       .14
Dole Food Co., Inc.                                                          2,600,000          39,975       .12

ENERGY EQUIPMENT  -  0.27%
BJ Services Co.(1)                                                           1,300,000          74,181       .22
Schlumberger Ltd. (Netherlands Antilles)                                       200,000          14,775       .05

RECREATION  OTHER CONSUMER PRODUCTS - 0.25%
Hasbro, Inc.                                                                 3,950,000          62,212       .19
American Greetings Corp., Class A                                            1,176,400          20,293       .06

MISCELLANEOUS MATERIALS & COMMODITIES - 0.21%
Sealed Air Corp. (1)                                                         1,400,000          69,563       .21

IT CONSULTING & SERVICES  -  0.18%
Modis Professional Services, Inc.(1)                                         2,000,000          31,500       .10
Computer Sciences Corp. (1)                                                    350,000          27,584       .08

TEXTILES & APPAREL  -  0.16%
NIKE, Inc., Class B                                                          1,900,000          54,031       .16

AEROSPACE & MILITARY TECHNOLOGY  -  0.14%
Bombardier Inc., Class B (Canada)                                            2,350,000          47,136       .14

UTILITIES: ELECTRIC & GAS  -  0.09%
Questar Corp.                                                                2,225,000          31,011       .09

MACHINERY & ENGINEERING  -  0.08%
Thermo Electron Corp.(1)                                                     1,725,000          26,953       .08

TRANSPORTATION: RAIL & ROAD  -  0.06%
Wisconsin Central Transportation Corp.(1)                                    1,650,000          20,419       .06

INDUSTRIAL COMPONENTS  -  0.05%
Danaher Corp.                                                                  400,000          16,325       .05

BUILDING MATERIALS & COMPONENTS  -  0.04%
Johns Manville International Group, Inc.                                     1,500,000          12,188       .04

MISCELLANEOUS  -  2.38%
Other equity securities in
initial period of acquisition                                                                  794,789      2.38
                                                                                               ------    ------

Total Equity Securities (cost: $15,012,048,000)                                             29,115,768     87.46
                                                                                               ======    ======



                                                                            Principal
                                                                               Amount
Bonds & Notes                                                                   (000)
------------------------------------------------                               ------          ------    ------
Federal Agency  -  0.08%
Student Loan Marketing Association
 5.822% 2000 (5)                                                              $25,000           25,000      0.08
                                                                                               ------    ------
Total Bonds & Notes (cost $25,000,000)                                                          25,000      0.08
                                                                                               ------    ------





Short-Term Securities

Corporate Short-Term Notes - 8.84%

Ford Motor Credit Co.
 5.71%-5.86% due 3/22-5/4/2000                                                 110,000         109,240       .33
General Electric Capital Corp
 5.72%-5.86% due 3/13-5/3/2000                                                 109,950         109,144       .33
Proctor & Gamble Co.
 5.74%-5.80% due 3/24-4/10/2000                                                103,100         102,537       .31
USAA Capital Corp.
 5.74%-5.85% due 3/9-4/25/2000                                                 102,700         102,138       .31
Motorola Inc. 5.75%-6.03% due 3/7-4/28/2000                                    100,000          99,352       .30
Chevron Corp. 5.65%-5.82% due 3/6-4/17/2000                                     99,400          98,948       .30
American Express Credit Corp.
 5.65%-5.80% due 3/3-4/24/2000                                                  98,000          97,303       .29
E.I.duPont de Nemours and Co.
 5.50%-5.81% due 4/10-4/24/2000                                                 95,000          94,255       .28
Park Avenue Receivables Corp.
 5.80%-5.90% due 3/10-4/3/2000 (3)                                              93,601          93,290       .28
Preferred Receivable Funding
 5.74%-5.85% due 3/3-4/4/2000 (3)                                               92,325          92,002       .28
Archer Daniels Midland Co
 .5.84%-5.90% due 4/11-5/16/2000                                                92,300          91,334       .28
International Lease Finance Corp.
 5.70%-5.82% due 3/27-4/20/2000                                                 90,800          90,116       .27
Eastman Kodak Co. 5.72%-5.88% due 3/28-5/17/2000                                90,600          89,790       .27
Duke Energy Corp. 5.80% due 4/11-4/14/2000                                      90,000          89,362       .27
Campbell Soup Co. 5.76%-5.85% due 4/4-5/8/2000                                  90,000          89,231       .27
Marsh USA Inc. 5.80%-5.90% due 3/6-5/15/2000 (3)                                88,600          87,944       .26
National Rural Utilities Cooperative Finance
 Corp. 5.75%-5.94% due 3/21-3/29/2000                                           84,200          83,835       .25
H.J. Heinz Co. 5.72%-5.75% due 3/6-3/29/2000                                    82,000          81,679       .25
Ciesco LP 5.77%-5.82% due 4/5-4/12/2000 (3)                                     76,400          75,902       .23
Bell Atlantic Financial Services, Inc.
 5.76%-5.84% due 3/22-3/30/2000                                                 75,000          74,689       .22
Emerson Electric Co.
 5.69%-5.83% due 3/17-4/20/2000 (3)                                             73,400          72,840       .22
AT&T Corp. 5.70%-5.80% due 3/2-4/10/2000                                        72,900          72,568       .21
General Motors Acceptance Corp.
 5.84%-6.03% due 3/1-4/26/2000                                                  70,000          69,560       .21
PACCAR Financial Corp.
 5.87%-5.98% due 3/23-5/16/2000                                                 70,000          69,385       .21
Walt Disney Co. 5.76%-5.80% due 3/17-4/11/2000                                  67,000          66,749       .20
Lucent Technologies Inc.
 5.75%-5.86% due 3/14-5/1/2000                                                  66,800          66,382       .20
Pfizer Inc 5.64%-5.65% due 3/15-3/21/2000 (3)                                   65,000          64,817       .19
BellSouth Telecommunications, Inc.
 5.74%-5.80% due 3/22-4/12/2000                                                 65,000          64,721       .19
Coca-Cola Co. 5.74%-5.80% due 4/3-4/7/2000                                      65,000          64,626       .19
American General Corp.
 5.82%-5.87% due 4/19-5/4/2000                                                  64,500          63,918       .19
Fortune Brands Inc.
 5.80%-5.90% due 4/11-5/15/2000 (3)                                             64,000          63,426       .19
Minnesota Mining & Manufacturing Co.
 5.84%-5.90% due 3/24-5/19/2000                                                 60,000          59,678       .18
Merck & Co., Inc.
  5.75%-5.76% due 3/13-3/15/2000                                                55,000          54,876       .16
Equilon Enterprises, LLC
 5.83%-5.94% due 3/7-4/25/2000                                                  45,000          44,789       .14
E.W. Scripps Co. 5.89%-5.90% due 5/2-5/8/2000 (3)                               40,000          39,566       .12
Johnson & Johnson 5.90% due 5/1/2000 (3)                                        36,500          36,129       .11
Motiva Enterprises LLC 5.72%-5.77% due 3/28/2000                                35,500          35,342       .11
GE Finance Assurance Holdings Inc.
 5.91% due 3/10/2000 (3)                                                        33,000          32,947       .10
CIT Group Holdings, Inc.5.74% due 3/27/2000                                     25,000          24,892       .07
Yale University 5.85% due 4/7/2000                                              25,000          24,846       .07

Federal Agency Discount Notes - 3.39

Fannie Mae 5.49%-5.83% due 3/9-7/13/2000                                       497,433         493,008      1.48
Freddie Mac 5.54%-5.83% due 3/7-7/5/2000                                       395,153         392,559      1.18
Federal Home Loan Banks
 5.50%-5.81% due 3/3-5/31/2000                                                 192,700         191,308       .58
Tennessee Valley Authority 5.51% due 3/2/2000                                   50,000          49,985       .15


Non-U.S. Currency - 0.01%
New Taiwanese Dollar                                                       NT$126,234            4,121       .01
                                                                                               ------    ------
Total Short-Term Securities (cost:$4,074,980,000)                                            4,075,129     12.24
                                                                                               ------    ------
Total Investment Securities (cost:$19,112,028,000)                                          33,215,897     99.78
Excess of cash and receivables over payables                                                    72,551       .22
                                                                                               ------    ------
NET ASSETS                                                                                 $33,288,448    100.00
                                                                                               ======    ======


1 Non-income-producing security.
2 The fund owns 5.24% of the outstanding voting securities of Microchip Tech, and thus is considered an affiliate as defined by the Investment Company Act of 1940.
3 Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
4 Valued under procedures established by the
  Board of Directors.
5 Coupon rate may change periodically.

ADR = American Depositary Receipt

See Notes to Financial Statements


The Growth Fund of America
Financial Statements

Statement of Assets and Liabilities                                                      Unaudited
-----------------------------------------------------               --------------       --------------
at February 29, 2000                                                                     (dollars in
                                                                                         thousands)
Assets:
Investment securities at market
 (cost: $19,112,028)                                                                     $33,215,897
Cash                                                                                     654
Receivables for-
 Sales of investments                                               $148,677
 Sales of fund's shares                                             100,564
 Dividends and interest                                             7,685                256,926
                                                                    --------------       --------------
                                                                                         33,473,477
Liabilities:
Payables for-
 Purchases of investments                                           133,226
 Repurchases of fund's shares                                       28,456
 Management services                                                7,779
 Other expenses                                                     15,568               185,029
                                                                    --------------       --------------
Net Assets at February 29, 2000-
 Equivalent to $33.05 per share on
 1,007,164,300 shares of $0.001 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                                                    $33,288,448
                                                                                         =============

Statement of Operations                                                                  Unaudited
----------------------------------------------                      --------------       --------------
for the six months ended February 29, 2000                                               (dollars in
                                                                                         thousands)

Investment Income:
Income:
 Dividends                                                          $   49,243
 Interest                                                           92,114               $ 141,357
                                                                    --------------

Expenses:
 Management services fee                                            40,311
 Distribution expenses                                              31,061
 Transfer agent fee                                                 11,717
 Reports to shareholders                                            701
 Registration statement and prospectus                              1,413
 Postage, stationery and supplies                                   2,840
 Directors' fees                                                    86
 Auditing and legal fees                                            55
 Custodian fee                                                      455
 Taxes other than federal income tax                                1
 Other expenses                                                     192                  88,832
                                                                    --------------       --------------
 Net investment income                                                                   52,525
                                                                                         --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                        2,178,446
Net increase in unrealized appreciation
 on investments:
 Beginning of period                                                7,194,763
 End of period                                                      14,103,869           6,909,106
                                                                    --------------       --------------
 Net realized gain and unrealized appreciation
  on investments                                                                         9,087,552
                                                                                         --------------

Net Increase in Net Assets Resulting
 from Operations                                                                         $   9,140,077
                                                                                         =============

See Notes to Financial Statements




Statement of Changes in Net Assets
------------------------------------------------                    --------------       --------------
                                                                                         (dollars in
                                                                                         thousands)

                                                                    Six months ended     Year ended
                                                                    'February 29,        August 31, 1999
                                                                     2000 (1)

Operations:
Net investment income                                               $      52,525        $      48,143
Net realized gain on investments                                    2,178,446            2,423,859
Net increase in unrealized appreciation
 on investments                                                     6,909,106            4,827,884
                                                                    --------------       --------------
 Net increase in net assets
  resulting from operations                                         9,140,077            7,299,886
                                                                    --------------       --------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                (37,242)             (59,245)
Distributions from net realized gain on
 investments                                                        (2,644,206)          (1,454,805)
                                                                    --------------       --------------
 Total dividends and distributions                                  (2,681,448)          (1,514,050)
                                                                    --------------       --------------

Capital Share Transactions:
Proceeds from shares sold: 183,249,179
 and 174,121,917 shares, respectively                               5,319,375            4,179,298
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  95,708,170 and 66,551,910 shares,
 respectively                                                       2,583,882            1,460,168
Cost of shares repurchased: 60,815,730
 and 109,023,256 shares, respectively                               (1,746,351)          (2,550,833)
                                                                    --------------       --------------

 Net increase in net assets resulting from
  capital share transactions                                        6,156,906            3,088,633
                                                                    --------------       --------------

Total Increase in Net Assets                                        12,615,535           8,874,469

Net Assets:
Beginning of period                                                 20,672,913           11,798,444
                                                                    --------------       --------------

End of period (including undistributed net
 investment income and distributions in
 excess of net investment income:  $14,623 and
  $(660), respectively)                                             $ 33,288,448         $ 20,672,913
                                                                    =============        =============

(1) Unaudited

See Notes to Financial Statements

       THE GROWTH FUND OF AMERICA, INC.
       NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region.

Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INC - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS

 INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

 TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the six months ended February 29, 2000, such non-U.S. taxes were $772.000.

  CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends and other receivables and payables, on a book basis, were $70,000 for the six months ended February 29, 2000.

3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are record by the fund.

  As of February 29, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $14,103,869,000, of which $15,382,022,000 related to appreciated securities and $1,278,153,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 29, 2000.

  Net gains related to non-U.S. currency transactions of $70,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $19,112,028,000 at February 29, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

  INVESTMENT ADVISORY FEE - The fee of $40,311,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1.0 billion of average net assets; 0.40% of such assets in excess of $1.0 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion.

  DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 29, 2000, distribution expenses under the Plan were limited to $31,061,000. Had no limitation been in effect, the fund would have paid $33,929,000 in distribution expenses under the plan. As of February 29, 2000, accrued and unpaid distribution expenses were $14,567,000.

  American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,227,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $11,717,000.

  DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 29, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors were $911,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $6,032,979,000 and $4,462,563,000, respectively, during the six months ended February 29, 2000.

  As of February 29, 2000, accumulated undistributed net realized gain on investments was $1,668,869,000 and additional paid-in capital was $17,500,010,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $455,000 includes $54,000 that was paid by these credits rather than in cash.



Per-Share Data and Ratios(1)                        Six months
                                                    ended     Year Ended August 31
                                                    Feb 29,
                                                    2000 (2)  1999    1998    1997    1996   1995
                                                    -------   ------- ------- ------- --------------
Net Asset Value, Beginning of Period                $26.20    $17.95  $20.14  $15.39  $16.55 $13.81
                                                    -------   ------- ------- ------- --------------
 Income from Investment Operations:
  Net investment income                             .06       .07     .10     .13     .13    .13
  Net gains(losses) on securities (both
   realized and unrealized)                         10.03     10.48   (.10)   5.59    (.01)  3.21
                                                    -------   ------- ------- ------- --------------

   Total from investment operations                 10.09     10.55   .00     5.72    .12    3.34
                                                    -------   ------- ------- ------- --------------
 Less Distributions:
  Dividends (from net investment income)            (.04)     (.09)   (.13)   (.11)   (.14)  (.08)
  Distributions (from captital gains)               (3.20)    (2.21)  (2.06)  (.86)   (1.14) (.52)
                                                    -------   ------- ------- ------- --------------
   Total distributions                              (3.24)    (2.30)  (2.19)  (.97)   (1.28) (.60)
                                                    -------   ------- ------- ------- --------------
Net Asset Value, End of Period                      $33.05    $26.20  $17.95  $20.14  $15.39 $16.55
                                                    =======   ======= ======= ======= ==============

Total Return(3)                                     41.28% (4)61.26%  (.24)%  38.54%  .90%   25.56%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)           $33,288   $20,673 $11,798 $11,646 $8,511 $7,525
  Ratio of expenses to average net
 assets                                             0.35% (4) .70%    .70%    .72%    .74%   .75%
  Ratio of net income to average net
 assets                                             0.21%(4)  .28%    .48%    .73%    .82%   .90%
  Portfolio turnover rate                           20.22%(4) 45.61%  38.84%  34.10%  27.95% 26.90%


(1)Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.
(2)Unaudited
(3)Excludes maximum sales charge of 5.75%
(4)Based on operations for the period shown and, accordingly, not representative of a full year.


Results of Shareholders Meeting  Unaudited
Held October 27, 1999

Adjourned to November 22, 1999
Adjourned to December 7, 1999

Shares Outstanding on August 24, 1999 (record date)     786,315,032
Shares Voting on October 27, 1999 (proposals 1 & 5)     454,304,053 (57.8%)
Shares Voting on November 22, 1999 (proposal 4)         482,673,984 (61.4%)
Shares Voting on December 7, 1999 (proposals 2 & 3)     505,925,755 (64.3%)


Proposal 1: Election of directors

                                              Percent of               Votes                 Percent of
Director                   Votes For          Shares Voting For        Withheld              Shares Withheld
Guilford C. Babcock        448,086,725        98.6%                    6,217,328             1.4%

James E. Drasdo            448,403,010        98.7%                    5,901,043             1.3%

Robert A. Fox              448,166,898        98.6%                    6,137,156             1.4%

Roberta L. Hazard          448,015,870        98.6%                    6,288,183             1.4%

Leonade D. Jones           448,193,759        98.7%                    6,110,294             1.3%

John G. McDonald           448,175,072        98.7%                    6,128,981             1.3%

Gail L. Neale              447,848,705        98.6%                    6,455,348             1.4%

James W. Ratzlaff          448,322,292        98.7%                    5,981,761             1.3%

Henry E. Riggs             448,445,408        98.7%                    5,858,645             1.3%

James F. Rothenberg        448,310,401        98.7%                    5,993,652             1.3%

Patricia K. Woolf          448,159,703        98.6%                    6,144,351             1.4%


Proposal 2: Amendment to Articles of Incorporation authorizing the board to create new classes and series of capital stock

                 Percent of              Votes           Percent of Shares                       Percent of
Votes For        Shares Voting For       Against         Voting Against         Abstentions      Abstaining
404,177,900      79.9%                   20,083,072      4.0%                   22,784,553       4.5%


(Broker Non-Votes = 58,880,209)


Proposal 3: Amendment to Articles of Incorporation reducing the par value per share of capital stock

                                                         Percent of                              Percent of
                 Percent of              Votes           Shares Voting                           Shares
Votes For        Shares Voting For       Against         Against                Abstentions      Abstaining

448,924,999      88.7%                   27,925,681      5.5%                   29,074,805       5.8%


Proposal 4: Eliminate or revise certain of the fund's investment restrictions

                                                         Percent of                               Percent of
                 Percent of              Votes           Shares Voting                            Shares
Votes For        Shares Voting For       Against         Against                Abstentions       Abstaining
366,138,573      75.9%                   26,492,362      5.5%                   24,658,924        5.1%

358,369,436      74.2%                   31,732,017      6.6%                   27,188,406        5.6%

364,697,719      75.6%                   25,222,631      5.2%                   27,369,509        5.7%

368,428,628      76.3%                   22,318,311      4.6%                   26,542,920        5.5%


(Broker Non-Votes = 65,384,125; same for all restrictions)


Proposal 5: Ratification of auditors

                                                          Percent of                              Percent of
                 Percent of              Votes            Shares Voting                           Shares
Votes For        Shares Voting For       Against          Against               Abstentions       Abstaining
440,516,552      97.0%                   3,849,719        0.8%                  9,937,782         2.2%


[The American Funds Group(r)]

Office of the fund

One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA CD/L/4544
Lit. No. GFA-013-0400
 .